                                                                   Exhibit 10.02
                                HNC SOFTWARE INC.

                             1998 STOCK OPTION PLAN

                          As Adopted February 13, 1998
                           and Amended March 20, 1998(1)


        1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 21.

        2. SHARES SUBJECT TO THE PLAN.

                2.1 Number of Shares Available. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 1,230,000 Shares plus any Shares that are made available for grant and issuance under this Plan pursuant to the following sentence. Subject to Sections 2.2 and 16, Shares that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option will again be available for grant and issuance in connection with future Options under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan.

                2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then the number of Shares reserved for issuance under this Plan and the Exercise Prices of and number of Shares subject to outstanding Options will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

        3. ELIGIBILITY. All Options issued under the Plan shall be nonqualified stock options. Options may be granted to employees, officers, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided that Options awarded to officers of the Company or any Parent, Subsidiary or Affiliate of the Company may not exceed 30% of all Options that are available for grant under the Plan and provided further that such consultants, independent contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 50,000 Shares in any calendar year under this Plan pursuant to the grant of Options hereunder, other than new employees of the Company or of a Parent, Subsidiary or Affiliate of the Company who are eligible to receive up to a maximum of 75,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Option under this Plan.

        4. ADMINISTRATION.

                4.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

--------

(1) The Plan was amended on March 20, 1998 solely to increase the number of shares reserved under the Plan from 1,000,000 to 1,230,000 shares.

                                                               HNC Software Inc.
                                                          1998 Stock Option Plan

                (a) construe and interpret this Plan, any Stock Option Agreement and any other agreement or document executed pursuant to this Plan;

                (b) prescribe, amend and rescind rules and regulations relating to this Plan;

                (c)     select persons to receive Options;

                (d)     determine the form and terms of Options;

                (e) determine the number of Shares or other consideration subject to Options;

                (f) determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                (g)     grant waivers of Plan or Option conditions;

                (h) determine the vesting, exercisability and payment of Options;

                (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Option or any Stock Option Agreement;

                (j)     determine whether an Option has been earned; and

                (k) make all other determinations necessary or advisable for the administration of this Plan.

                4.2 Committee Discretion. Any determination made by the Committee with respect to any Option will be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of this Plan or Option, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Option under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant Options under this Plan.

        5. OPTIONS. The Committee may grant Options to eligible persons and will determine the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by a Stock Option Agreement, which will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                5.3 Exercise Period. Options will be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. The Committee also may provide for the exercise of Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

                                                               HNC Software Inc.
                                                          1998 Stock Option Plan


                5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 100% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 6 of this Plan.

                5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

        (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event, no later than the expiration date of the Options.

        (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five
                (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

                5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

        6. PAYMENT FOR SHARE PURCHASES.

                6.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

        (a) by cancellation of indebtedness of the Company to the Participant;

        (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                                                               HNC Software Inc.
                                                          1998 Stock Option Plan


        (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price equal to the par value of the Shares, if any, must be paid in cash;

        (d) by waiver of compensation due or accrued to the Participant for services rendered; provided, further, that the portion of the Exercise Price equal to the par value of the Shares, if any, must be paid in cash;

        (e)     provided that a public market for the Company's stock exists:

                (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

        (f)     by any combination of the foregoing.

                6.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

        7. WITHHOLDING TAXES.

                7.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                7.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in writing in a form acceptable to the Committee.

        8. PRIVILEGES OF STOCK OWNERSHIP.

                8.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the

                                                               HNC Software Inc.
                                                          1998 Stock Option Plan



Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Exercise Price pursuant to Section 10.

                8.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Options outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

        9. TRANSFERABILITY. Options granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Stock Option Agreement provisions relating thereto. During the lifetime of the Participant an Option will be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

        10. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Stock Option Agreement a right to repurchase a portion of or all unvested Shares previously received upon exercise of an Option and held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price.

        11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

        12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

        13. EXCHANGE AND BUYOUT OF OPTIONS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

        14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and

                                                               HNC Software Inc.
                                                          1998 Stock Option Plan



regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                15. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

        16. CORPORATE TRANSACTIONS.

                16.1 Assumption or Replacement of Options by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company, (d) the sale of substantially all of the assets of the Company, or (e) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Options, as provided above, pursuant to a transaction described in this Subsection 16.1, such Options will expire on such transaction at such time and on such conditions as the Board will determine.

                16.2 Other Treatment of Options. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

                16.3 Assumption of Options by the Company. The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Option under this Plan in substitution of such other company's option; or (b) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise

                                                               HNC Software Inc.
                                                          1998 Stock Option Plan



price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

        17. ADOPTION AND EFFECTIVE DATE. This Plan will become effective on the date that it is adopted by the Board (the "EFFECTIVE DATE").

        18. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date.

        19. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that no amendments may be made to outstanding Options without the consent of the Participant.

        20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        21. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                "BOARD" means the Board of Directors of the Company.

                "CODE" means the Internal Revenue Code of 1986, as amended.

                "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

                "COMPANY" means HNC Software Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

                "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

        (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination (if such day is a trading day) as reported in The Wall Street Journal, and, if such date of determination is not a trading day, then on the last trading day prior to the date of determination;

                                                               HNC Software Inc.
                                                          1998 Stock Option Plan


        (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

        (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported in The Wall Street Journal; or

        (d) if none of the foregoing is applicable, by the Committee in good faith.

                "OPTION" means an award of a nonqualified stock option to purchase Shares pursuant to Section 5.

                "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Option under this Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                "PARTICIPANT" means a person who receives an Option under this Plan.

                "PLAN" means this HNC Software Inc. 1998 Stock Option Plan, as amended from time to time.

                "SEC" means the Securities and Exchange Commission.


                "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16, and any successor security.

                "STOCK OPTION AGREEMENT" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

                "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                                                               HNC Software Inc.
                                                          1998 Stock Option Plan





               ADDENDUM 1 AS ADOPTED BY THE BOARD ON JULY 22, 1998
                 TO THE HNC SOFTWARE INC. 1998 STOCK OPTION PLAN

This Addendum to the Plan concerns Awards granted to employees of the Company or of a Parent, Subsidiary or Affiliate of the Company residing in Australia ("Australian Participants"). Capitalized terms are defined in the 1998 Stock Option Plan.

         A Section 5.9 will be added to the Plan as follows:

         Options will be treated as nonqualified stock options for Australian tax purposes if immediately after the acquisition of the Share or Option, the Participant directly or by attribution owns more than five percent (5%) of all classes of stock of the Company or of any Parent or Subsidiary of the Company; or immediately after the acquisition of the Share or Option, the Participant is in a position to vote, or control the voting of more than five percent (5%) of the maximum number of votes that may be cast at a general meeting of the Company.

All provisions of the Plan which are not expressly changed by this Addendum shall remain unchanged. In the event of any conflicts between the provisions of the Plan and this Addendum with respect to Awards of "Australian Participants," the terms of this Addendum shall be controlling.


               ADDENDUM 2 AS ADOPTED BY THE BOARD ON JULY 22, 1998
                 TO THE HNC SOFTWARE INC. 1998 STOCK OPTION PLAN

This Addendum to the Plan concerns Awards granted to employees of the Company or of a Parent, Subsidiary or Affiliate of the Company residing in Canada ("Canadian Participants"). Capitalized terms are defined in the 1998 Stock Option Plan.

         Section 2.2 of the Plan shall be modified immediately following "provided, however" by replacing the remaining text of that Section 2.2 with the language set forth below:

         that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

All provisions of the Plan which are not expressly changed by this Addendum shall remain unchanged. In the event of any conflicts between the provisions of the Plan and this Addendum with respect to the subject matter of Awards of "Canadian Participants," the terms of this Addendum shall be controlling.

                                                                             NO.

                              HNC SOFTWARE INC.

                            1998 STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT


            This Stock Option Agreement (this "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between HNC Software Inc., a Delaware corporation (the "COMPANY"), and the participant named below ("PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1998 Stock Option Plan (the "PLAN").

PARTICIPANT:
                                ------------------------------------------------
SOCIAL SECURITY NUMBER:
                                ------------------------------------------------
PARTICIPANT'S ADDRESS:
                                ------------------------------------------------

                                ------------------------------------------------
TOTAL OPTION SHARES:
                                ------------------------------------------------
EXERCISE PRICE PER SHARE:
                                ------------------------------------------------
DATE OF GRANT:
                                ------------------------------------------------
VESTING START DATE:
                                ------------------------------------------------
EXPIRATION DATE:
                                ------------------------------------------------

           1. GRANT OF OPTION. The Company hereby grants to Participant a nonqualified stock option (this "OPTION") to purchase up to the total number of shares of Common Stock of the Company set forth above (collectively, the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan.

           2. VESTING; EXERCISE PERIOD.

                 2.1 Vesting of Right to Exercise Option. This Option shall become exercisable as to portions of the Shares as follows: (a) this Option shall not be exercisable with respect to any of the Shares until _________(the "FIRST VESTING DATE"); (b) if Participant has continuously provided services to the Company or any Subsidiary, Parent or Affiliate of the Company from the Date of Grant through the First Vesting Date and has not been Terminated on or before the First Vesting Date, then on the First Vesting Date this Option shall become exercisable as to twenty-five percent (25%) of the Shares; and (c) thereafter,

                                                               HNC Software Inc.
                                                          Stock Option Agreement

so long as Participant continuously provides services to the Company or any Subsidiary, Parent or Affiliate of the Company and is not Terminated, on the first anniversary of the First Vesting Date and on each successive anniversary of the First Vesting Date thereafter, this Option shall become exercisable as to an additional twenty-five percent (25%) of the Shares; provided that this Option shall in no event ever become exercisable with respect to more than 100% of the Shares.

                 2.2 Expiration. This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the earlier of the Expiration Date or the date on which this Option is earlier terminated in accordance with the provisions of Section 3.

           3. TERMINATION.

                 3.1 Termination for Any Reason Except Death or Disability. If Participant is Terminated for any reason, except Participant's death or Disability, then this Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of Termination, may be exercised by Participant no later than three (3) months after the date of Termination (or seven (7) months after the date of Termination if the Company is then subject to Section 16 of the Exchange Act and Participant's transactions in securities of the Company were subject to Section 16(b) of the Exchange Act on the date of Termination), but in any event no later than the Expiration Date.

                 3.2 Termination Because of Death or Disability. If Participant is Terminated because of death or Disability of Participant, then this Option, to the extent that it is exercisable by Participant on the date of Termination, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of Termination, but in any event no later than the Expiration Date.

                 3.3 No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

           4. MANNER OF EXERCISE.

                 4.1 Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, Participant's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises this Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise this Option.

                                                               HNC Software Inc.
                                                          Stock Option Agreement

                 4.2 Limitations on Exercise. This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.

                 4.3 Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

      (a)   by cancellation of indebtedness of the Company to the Participant;

      (b)   by surrender of shares of the Company's Common Stock that either:
            (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the open public market; and (3) are clear of all liens, claims, encumbrances or security interests;

      (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; and provided further that the portion of the Exercise Price equal to the par value of the Shares, if any, must be paid in cash;

      (d) by waiver of compensation due or accrued to Participant for services rendered;

      (e) provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby Participant irrevocably elects to exercise this Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (2) through a "margin" commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise this Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

      (f)   by any combination of the foregoing.

                 4.4 Tax Withholding. Prior to the issuance of the Shares upon exercise of this Option, Participant must pay or provide for any applicable federal or state withholding

                                                               HNC Software Inc.
                                                          Stock Option Agreement

obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of this Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

                 4.5 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

           5. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

           6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of Participant.

           7. TAX CONSEQUENCES. Set forth below is a brief summary as of the Date of Grant of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISOR BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

                 7.1 Exercise of Nonqualified Stock Option. There may be a regular federal and California income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

                                                               HNC Software Inc.
                                                          Stock Option Agreement

                 7.2 Disposition of Shares. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of a nonqualified stock option, any gain realized on disposition of the Shares will be treated as capital gain. The maximum federal capital gain tax rates are twenty-eight percent (28%) for Shares held more than twelve (12) months, but not more than eighteen (18) months, and twenty percent (20%) for Shares held for more than eighteen (18) months.

           8. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a shareholder with respect to any Shares until Participant exercises this Option and pays the Exercise Price.

           9. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

           10. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan and the Exercise Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements with respect to such subject matter.

           11. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by rapifax or telecopier.

                                                               HNC Software Inc.
                                                          Stock Option Agreement

           12. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

           13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California, without regard to that body of law pertaining to choice of law or conflict of law.

           14. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that the Company has advised Participant to consult a tax advisor prior to such exercise or disposition.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Date of Grant.


HNC SOFTWARE INC.                        PARTICIPANT


By:
    --------------------------------     ---------------------------------------
                                         (Signature)

Raymond V. Thomas
------------------------------------     ---------------------------------------
(Please print name)                      (Please print name)

Chief Financial Officer
------------------------------------
(Please print title)

                                    EXHIBIT A

                                HNC SOFTWARE INC.
                       1998 STOCK OPTION PLAN (THE "PLAN")
                         STOCK OPTION EXERCISE AGREEMENT

I hereby elect to purchase the number of shares of Common Stock of HNC SOFTWARE INC. (the "Company") as set forth below:

Participant _________________________________________             Number of Shares Purchased: ______________________________________
Social Security Number: _____________________________             Purchase Price per Share:   ______________________________________
Address: ____________________________________________             Aggregate Purchase Price:   ______________________________________
         ____________________________________________             Date of Option Agreement:   ______________________________________
Daytime Phone: ______________________________________             Exact Name of Title to Shares: ___________________________________
Facsimile Number: ___________________________________             __________________________________________________________________
Type of Option:   Nonqualified Stock Option                       __________________________________________________________________

1. DELIVERY OF PURCHASE PRICE. Participant hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Agreement (the "Option Agreement") as follows (check as applicable and complete):

[ ] in cash (by check) in the amount of $__________________, receipt of which is acknowledged by the Company;

[ ] by cancellation of indebtedness of the Company to Participant in the amount of $______________________;

[ ] by delivery of ___________ fully-paid, nonassessable and vested shares of the common stock of the Company owned by Participant for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Participant in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $_________ per share;

[ ] by the waiver hereby of compensation due or accrued to Participant for services rendered in the amount of $______________________ (except that the par value of the Shares is tendered in cash (by check) receipt of which is acknowledged by the Company);

[ ] through a "same-day-sale" or "cashless exercise" commitment, delivered herewith, from Participant and the NASD Dealer ("Broker") named therein, in the amount of $___________________ (please register the exercised shares in the name of the broker listed in item 2 below); or

[ ] through a "margin" commitment, delivered herewith from Participant and the Broker named therein, in the amount of $_____________________.

2. DELIVERY OF SHARES. Please complete the information requested below if either of the following is applicable (if you are purchasing and "holding" the shares and you do not complete the information requested below, the shares will be delivered to you via a share certificate mailed to your home address):

         - You are purchasing your shares and wish to have the shares sent electronically to your brokerage account. In such case, the shares will be registered in the name of the Broker designated below.

         - You elect to purchase the shares through a "same-day-sale" or "cashless exercise" or "margin" commitment (the Broker will remit the exercise price and applicable withholding taxes, if any, directly to the Company).

         Name of Broker: _______________________    Broker Phone: ______________

         Broker Account Number: ________________    Broker Fax: ________________

3. MARKET STANDOFF AGREEMENT. Participant agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Participant will not sell or otherwise dispose of any shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify for employee shareholders generally.

4. TAX CONSEQUENCES. PARTICIPANT UNDERSTANDS THAT PARTICIPANT MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PARTICIPANT'S PURCHASE OR DISPOSITION OF THE SHARES. PARTICIPANT REPRESENTS THAT PARTICIPANT HAS CONSULTED WITH ANY TAX CONSULTANT(S) PARTICIPANT DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT PARTICIPANT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

5. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Exercise Agreement, the Plan and the Option Agreement constitute the entire agreement and understanding of the parties and supersede in their entirety all prior understandings and agreements of the Company and Participant with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to choice of law or conflict of law.

Date:
      ------------------------------         -----------------------------------
                                             Signature of Participant

This is to verify our receipt and acceptance of the attached Exercise Agreement and our agreement to promptly issue and deliver the shares referred to above, subject to our receipt of the Aggregate Purchase Price, and taxes due, if any. The shares, when so issued will be fully paid and nonassessable.

HNC Software Inc.

Date:
      ------------------------------         -----------------------------------
                                             Signature of Participant

                      [SIGNATURE PAGE TO HNC SOFTWARE INC.
             1998 STOCK OPTION PLAN STOCK OPTION EXERCISE AGREEMENT]


                                      -3-